Exhibit 10.2

“NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.”

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF TEXAS	§
§
COUNTIES OF WILSON,	§
LEON AND MADISON	§

This Assignment, Conveyance and Bill of Sale ("Assignment") is

FROM:	HALL PHOENIX ENERGY, LLC, a Texas limited liability company, whose address is 6801 Gaylord Parkway, Suite 100, Frisco, Texas 75034 (herein called, “Assignor”)

TO:	LUCAS ENERGY, INC., a Nevada corporation, whose address is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027 (herein called, “Assignee”)

A.           Assignor, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, does hereby sell, convey, assign, transfer, set over and deliver unto Assignee and Assignee’s successors in title and assigns, effective as of 7:00 a.m. local time of the location of the properties herein assigned, on December 1, 2011 (the “Effective Date”), the following properties and rights (as they are defined in the hereinafter described Purchase and Sale Agreement):

(1)
All of Assignor’s right, title and interest in and to the Leases described in Exhibit “A” attached hereto and made a part hereof insofar as the Leases cover the lands described in Exhibit “A” hereof, or, if no lands are expressly described in Exhibit “A”, then the lands described in the Leases, which lands are located in Wilson, Leon and Madison Counties, State of Texas (the “Lands”);

(2)	All of Assignor’s right, title and interest in, to, or under or by virtue of the Units, insofar and only insofar as such unit agreements, properties and units relate to the Leases;

(3)
All of Assignor’s right, title and interest in and to all reversionary interests, backin interests, overriding royalties, production payments, net profits interests, mineral and royalty interests in production of oil, gas or other minerals relating to the Leases or the Lands (“Interests”);

(4)	All of Assignor’s right, title and interest in and to the Wells;

(5)	All of Assignor’s right, title and interest (if any) in or derived from any of the Contracts;

(6)	All of Assignor’s right, title and interest in and to the Easements;

(7)	All of Assignor’s right, title and interest in and to Permits;

(8)	All of Assignor’s right, title and interest in and to all of the Equipment;

(9)
All of the Hydrocarbons in and under and which may be produced and saved from or attributable to Assignor’s interest in and to the Leases or Wells from and after the Effective Date and all rents, issues, profits, proceeds, products, revenues and other income from or attributable thereto;

(10)	All rights to all of Assignor’s quantity of saleable oil in storage located in or on the Leases or the Lands on the Effective Date (“Stored Oil”); and

(11)	All papers and records (whether in written or other form) which form or represent the Data.

(The Leases, Units, Lands, Interests, Wells, Contracts, Easements, Permits, Equipment, Hydrocarbons, Stored Oil and Data herein sometimes collectively called, the “Assets”).

B.           This Assignment from Assignor to Assignee is expressly made subject to:

(1)           the covenants, provisions, royalties and terms of the Leases;

(2)           the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other governmental agencies having jurisdiction;

(3)           the Contracts;

(4)           any valid and subsisting oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements, insofar and only insofar as the same are appurtenant or relate to the Leases;

(5)           a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instruments, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned;

(6)           the terms, provisions and conditions contained in that certain Purchase and Sale Agreement (the “PSA”) dated effective as of December 1, 2011 by and between Assignor, as Seller, and Assignee, as Buyer, concerning the purchase and sale of the Assets;

(7)           the terms and provisions contained in those certain Contracts described in the PSA; and

(8)           the orders, rules, regulations, ordinances, instruments, burdens, encumbrances, reservations and terms and conditions listed in Sections A. and B. of this Assignment, to the extent the same are valid and enforceable and apply to the Lands and interests described above, are referred to in this Assignment as “Existing Burdens”; and the properties specified in clauses (1), (2), (3) and (4) of Section A. of this Assignment, subject to the Existing Burdens, are referred to in this Assignment as the “Subject Interests”.

TO HAVE AND TO HOLD, all and singular, the Subject Interests, the Contracts, the Easements, Permits, the Equipment, the Hydrocarbons, the Stored Oil and the Data unto Assignee and Assignee’s successors in title and assigns forever.  This Assignment is made with warranty of title by, through and under Assignor only, and not otherwise, as to the Leases, Lands and Wells, while in respect of the Equipment, the IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY NEGATED.

C.           Effective as of the Effective Date, Assignee hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and liabilities of the Assignor, with respect to the Assets which accrue after the Effective Date.

D.           Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.  ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY DISPUTE.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.

(1)           Purchase and Sale Agreement.  This Assignment is subject to that certain Purchase and Sale Agreement dated effective as of December 1, 2011 concerning the Assets by and between Assignor, as Seller, and Assignee, as Buyer.

(2)           Successors and Assigns.  This Assignment shall bind and inure to the benefit of the Parties and their respective successors and assigns.

(3)           Counterparts.  This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

(4)           Additional Documents:   Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assign and convey to Assignee and Assignee’s successors in title the Assets intended to be assigned and conveyed hereby.

EXECUTED on this 29th day of December, 2011, but effective as of the Effective Date.

ASSIGNOR:

HALL PHOENIX ENERGY, LLC

By: /s/ Don Braun
Name: Don Braun
Title:  President

ASSIGNEE:

LUCAS ENERGY, INC.

By: /s/ William A. Sawyer
Name: William A. Sawyer
Title: President & CEO

ACKNOWLEDGEMENT

ASSIGNOR:

STATE OF TEXAS	§

COUNTY OF COLLIN	§

This Instrument was acknowledged before me on the 29th day of December, 2011, by Don Braun, in his capacity as the President of Hall Phoenix Energy, LLC, a Texas limited liability company.

/s/ Stacey Francis
 Notary Public in and for the State of Texas

Printed Name: Stacey Francis

ACKNOWLEDGEMENT

ASSIGNEE:

STATE OF TEXAS	§

COUNTY OF HARRIS	§

This Instrument was acknowledged before me on the 29th day of December, 2011, by William A. Sawyer, in his capacity as the President and Chief Executive Officer of Lucas Energy, Inc., a Nevada corporation.

/s/ Disa A. Pierce
Notary Public in and for the State of Texas

Printed Name: Disa A. Pierce